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                                                                EXHIBIT (10E)



                                  AMENDMENT TO
                    THE ROCHESTER & PITTSBURGH COAL COMPANY
                                  PENSION PLAN


         The Rochester & Pittsburgh Coal Company does hereby amend the Rochester & Pittsburgh Coal Company Pension Plan, as amended and restated effective July 1, 1987, and as thereafter amended by Amendments Nos. 1 through 18, as follows:


                                AMENDMENT NO. 19

         Section 1.1 is hereby amended to add a new subsection (f) as follows:

         (f) Accredited Service as of December 30, 1992 of any Employee who was employed on such date or on layoff status on such date by BethEnergy Mines Inc. at Mine 84 shall be equal to the service credit which he would have had for purposes of computing the amount of his accrued benefit under the Prior Plan as of December 30, 1992.


                                AMENDMENT NO. 20

         Sections 1.34 and 1.35 are hereby amended to read as follows:

         Section 1.34. Prior Plan shall mean The North American Coal Company Pension Plan, maintained on September 30, 1984 by North American Coal Company, The Florence Mining Company Pension Plan maintained by The Florence Mining Company, the Pension Plan of Bethlehem Steel Corporation and Subsidiary Companies (including the Bethlehem 1989 Salaried Pension Plan and the Bethlehem 1983 Salaried Pension Plan), maintained as of December 30, 1992 by Bethlehem Steel Corporation, as the context requires, or any successor plan to any of said plans.

         Section 1.35. Prior Plan Benefit shall mean the Participant's benefit accrued under the Prior Plan determined at the time of commencement of benefits under this Plan but in accordance with the provisions of the Prior Plan in effect as of the relevant date as described below, such provisions to be applied as if the Prior Plan had continued unchanged from the





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relevant date until the date of commencement of benefits under this Plan regardless of whether the Prior Plan remains in existence until such commencement date and regardless of the amount, if any, actually paid to or on behalf of the Participant under the Prior Plan. Specifically, the term Prior Plan Benefit shall mean:

         (a) the Participant's benefit accrued under The North American Coal Company Pension Plan as of September 30, 1984 and/or the Participant's benefit accrued under The Florence Mining Company Pension Plan, provided that:

                 (1) the Prior Plan Benefit attributable to coverage under The Florence Mining Company Pension Plan in the case of a Participant hired for the first time by an Employer after April 14, 1992 and on or before June 30, 1992 shall not include any benefit accrued under The Florence Mining Company Pension Plan after October 29, 1991;

                 (2) the Prior Plan Benefit in the case of a Participant hired for the first time by an Employer after June 30, 1992 shall be zero.

         (b) the Participant's benefit accrued as of December 30, 1992, under the provisions of the Pension Plan of Bethlehem Steel Corporation and Subsidiary Companies (including the Bethlehem 1989 Salaried Pension Plan and the Bethlehem 1983 Salaried Pension Plan) in effect on such date.


                                AMENDMENT NO. 21

         Section 1.39 is hereby amended to add a new subsection (j) as follows:

         (j) Service with the Company shall include all service credited for vesting purposes under the Prior Plan as of December 30, 1992 to Employees who were employed by BethEnergy Mines Inc. at Mine 84 on such date or on layoff status on such date plus any service with Bethlehem Steel Corporation or its affiliates which would have been so credited but for any minimum age limitation on such credit under the Prior Plan.





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                                AMENDMENT NO. 22

The first sentence of Section 2.1 is hereby amended to read as follows:

An Employee shall be a Participant in the Plan if he is (a) a Management Employee or (b) an Employee of Eighty-Four Mining Company who was employed by BethEnergy Mines Inc. at Mine 84 on December 30, 1992 or on layoff status on such date and not represented by the UMWA.





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                                 EFFECTIVE DATE

         The foregoing Amendments shall be effective December 30, 1992.


                                  RATIFICATION

         All terms and conditions of The Rochester & Pittsburgh Coal Company Pension Plan which are not expressly changed herein are hereby ratified and confirmed.

Approved this 25th day of January, 1995.



                          ROCHESTER & PITTSBURGH COAL COMPANY


                          By /s/GEORGE M. EVANS
                             ---------------------------------
                             Vice President & Treasurer



ATTEST:


/s/JOYCE E. MILLER
-----------------------
Assistant Secretary





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